Exhibit 32.2
 ACCIDENT PREVENTION PLUS, INC.
 Certification of Principal Executive Officer Pursuant to 18 U.S.C. 1350 (Section 906 of the Sarbanes-Oxley Act of 2002) I, Jennifer Swanson, Chief Financial Officer ("principal executive officer") of Accident Prevention Plus, Inc. (the "Registrant"), certify that to the best of my knowledge, based upon a review of the Annual Report on Form 10-K for the period ended December 31, 2003 of the Registrant (the "Report"):
 (1) The Report fully complies with the requirements of Section 13(a)[15(d)] of the Securities Exchange Act of 1934, as amended; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: March 18, 2004                         by: /s/ Jennifer Swanson
                                              ---------------------------
                                              Jennifer Swanson
                                              Chief Financial Officer